Van Kampen
Comstock Fund
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    5.68%           5.25%      5.25%
------------------------------------------------------------------------------
Six-month total return(2)                -0.39%           0.25%      4.25%
------------------------------------------------------------------------------
One-year total return(2)                 28.09%          29.86%     33.85%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                18.45%          18.79%     18.94%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                16.52%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                13.08%          17.03%(3)   17.32%
------------------------------------------------------------------------------
Commencement date                      10/07/68        10/19/92   10/26/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and C Shares are 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2001)


1.   HALLIBURTON                 4.2%
     Provides services and equipment to
     the oil and gas industry.

2.   SPRINT                      3.6%
     Provides telecommunication products
     and services worldwide.

3.   BP AMOCO                    3.6%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

4.   THE GAP                     3.2%
     Operates retail-clothing stores in
     North America, Europe and Japan.

5.   MOTOROLA                    3.0%
     Manufactures various communications
     devices and semiconductor
     components.

6.   INTERNATIONAL PAPER         2.7%
     Produces forest products and
     distributes paper and office
     supplies.

7.   CONOCO                      2.4%
     Explores for and produces oil and
     natural gas worldwide.

8.   DUPONT                      2.3%
     Develops and manufactures a wide
     variety of chemicals, polymers, and
     fibers including Lycra, Teflon, and
     Kevlar.

9.   AT&T                        2.2%
     Provides voice, data, and video
     telecommunications.

10.  RELIANT ENERGY              2.1%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)
 affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

[BAR GRAPH]

                                                                       JUNE 30, 2001                    DECEMBER 31, 2000
                                                                       -------------                    -----------------
Integrated Oil & Gas                                                        8.40                              12.20
Electric Utilities                                                          8.30                              12.80
Integrated Telecommunications Services                                      7.80                               3.00
Oil & Gas Equipment & Services                                              5.00                               1.90
Property & Casualty Insurance                                               4.50                               5.30


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others

                                                                         [PHOTO]
                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN COMSTOCK FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX
MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY SENIOR
PORTFOLIO MANAGER B. ROBERT BAKER, JR. BAKER HAS MANAGED
THE FUND SINCE 1994 AND HAS WORKED IN THE INVESTMENT
INDUSTRY SINCE 1979. HE IS JOINED BY PORTFOLIO MANAGERS
JASON S. LEDER AND KEVIN C. HOLT. THE FOLLOWING DISCUSSION
REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE PERIOD, AND HOW DID THE FUND PERFORM?

A   The economic slowdown that
dominated 2000 continued into the first half of 2001. Though the Federal Reserve Board lowered interest rates six times in the first six months of the year, the economy was unable to turn around. The stock market faltered as many major corporations issued earnings warnings, and investors struggled to cope with mixed economic signals.

    In the second quarter of 2001, the economy seemed to be moving towards more stable ground. Though value stocks outperformed growth stocks in the first quarter, the performance gap narrowed in the second quarter. In the second quarter, growth stocks gained some ground back, but investors remained fairly cautious.

    In spite of a difficult market environment for many investors, the fund returned 5.68 percent during the six-month period ended June 30, 2001. (Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower.) The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance for other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Standard & Poor's 500 Index lost 9.10 percent, and the Standard & Poor's Barra Value Index returned -2.41 percent. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the fund. These indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional portfolio performance results.

Q   HOW DID YOU MANAGE THE
    FUND IN THIS ENVIRONMENT?

A   We are committed to our relative
value investment strategy no matter what the market environment. This strategy allows us to use different measures to evaluate different companies, and offers us the flexibility to invest where we feel the best values are. We focus on evaluating individual stocks, not trying to guess what the market will do next. No one can predict what the market will do on any given day. Rather than let benchmarks and market trends determine where we search for stocks, we look for individual companies that have good fundamentals and attractive valuations.

    In the beginning of 2001, we found opportunities in cyclical industries such as retail, basic materials and industrials--sectors in which valuations and expectations had been low. The Fed's rate cuts created a more favorable earnings environment for these stocks, which caused other investors to take notice. This renewed interest drove up valuations.

    Technology stocks continued to decline into the first quarter of 2001. We seized the opportunity to buy some companies that we believed had good fundamentals and were trading below what we thought was their fair value. In the second quarter, many of these technology stocks started coming back up to what we believe are more reasonable valuations.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING
    THE PERIOD?

A   Lowe's, a home improvement
retail chain, was the top contributor to the fund's performance. When the economy slowed dramatically at the end of last year, we were able to purchase the stock at what we believed to be an attractive valuation. Lowe's displayed other positive fundamentals such as a strong management team that sought to increase the company's profitability by moving some retail locations from rural to more urban locations. During the first half of 2001, the stock returned 63 percent. The stock reached what we believed to be a fair valuation, and, as of the end of the period, we no longer held it in the portfolio.

    Surprisingly, some of our top performers for this period were in the technology sector--stocks that not long ago were strong performers for growth-style funds. Technology stocks took off in the late 1990s, but many fell precipitously in 2000. Once they reached what we believed to be more attractive valuations, we added technology stocks such as Microsoft and Electronics for Imaging to the fund's holdings. These stocks have benefited performance by contributing returns of 68 percent and 111 percent in this period, respectively.

    Chevron, an oil and gas corporation, and Gap, a clothing retailer, also were among the fund's top performers.

    Keep in mind that not all securities in the fund performed as favorably, nor is there any guarantee that the securities will perform as well or will be held by the fund in the future. Please turn to page 6 for additional fund highlights.

Q   WHAT STOCKS FELL SHORT
    OF YOUR EXPECTATIONS?

A   Some of the biggest detractors
from performance were consumer staples stocks, including food companies Sara Lee and ConAgra. These stocks were hurt when the Fed dropped interest rates in the first part of the year. Investors fled these stocks to take advantage of sectors with more cyclical earnings. However, we remain comfortable holding these companies. In our opinion, the stocks suffered from investor overreaction, and the fundamental strengths of the companies are intact.

    Financial stocks, such as Providian, also detracted from the fund's performance. Although the sector has historically performed well following interest rate cuts, financials performed poorly during the period. Above average valuations did not sit well with investors, and credit risk threatened earnings.

    International Paper and Dow Chemical also came up short of our expectations. However, the fund's relatively low exposure to these under-performing stocks helped minimize the negative effect to the fund.

Q   WHAT IS YOUR OUTLOOK
    FOR THE FUTURE?

A   We will continue to focus on
individual companies rather than economic trends. As bottom-up stock pickers, we better serve investors by seeking value one company at a time rather than worrying about the macroeconomic environment.

    The excesses of the late 1990s bull market appear to have corrected, which gives us hope that the performance gap between growth and value stocks may continue to narrow and that valuations across the board may be more reasonable. We will continue to use our relative value investment discipline to select stocks for the fund.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  92.8%
ADVERTISING  0.3%
Interpublic Group Cos., Inc. ..............................    420,000   $   12,327,000
                                                                         --------------

AIRLINES  0.7%
AMR Corp. (a)..............................................    816,470       29,499,061
                                                                         --------------
APPAREL RETAIL  3.8%
The Gap, Inc. .............................................  4,521,000      131,109,000
The Limited, Inc. .........................................  2,214,000       36,575,280
                                                                         --------------
                                                                            167,684,280
                                                                         --------------
APPLICATION SOFTWARE  0.6%
Electronics for Imaging, Inc. (a)..........................    882,540       26,034,930
                                                                         --------------

AUTO PARTS & EQUIPMENT  0.3%
Delphi Automotive Systems Corp. ...........................    820,000       13,062,600
                                                                         --------------

AUTOMOBILE MANUFACTURERS  0.3%
General Motors Corp. ......................................    239,000       15,379,650
                                                                         --------------

BANKS  4.1%
Bank of America Corp. .....................................    255,000       15,307,650
FleetBoston Financial Corp. ...............................    717,653       28,311,411
Instinet Group, Inc. (a)...................................    188,200        3,508,048
J.P. Morgan Chase & Co. ...................................    374,000       16,680,400
SunTrust Banks, Inc. ......................................    335,970       21,764,137
U.S. Bancorp...............................................  2,027,307       46,202,327
Washington Mutual, Inc. ...................................    603,600       22,665,180
Wells Fargo & Co. .........................................    636,420       29,548,981
                                                                         --------------
                                                                            183,988,134
                                                                         --------------
BUILDING PRODUCTS  0.4%
Masco Corp. ...............................................    640,000       15,974,400
                                                                         --------------

COMPUTER HARDWARE  2.4%
Compaq Computer Corp. .....................................  3,740,760       57,944,372
Dell Computer Corp. (a)....................................    680,700       17,800,305
Gateway, Inc. (a)..........................................    347,000        5,708,150

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMPUTER HARDWARE (CONTINUED)
Hewlett-Packard Co. .......................................    768,800   $   21,987,680
International Business Machines Corp. .....................     44,000        4,972,000
                                                                         --------------
                                                                            108,412,507
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  0.7%
Lexmark International, Inc., Class A (a)...................    465,800       31,325,050
                                                                         --------------

CONSTRUCTION & FARM MACHINERY  0.4%
Caterpillar, Inc. .........................................    336,000       16,816,800
                                                                         --------------

CONSUMER FINANCE  0.1%
Providian Financial Corp. .................................     96,000        5,683,200
                                                                         --------------

DEPARTMENT STORES  1.6%
Federated Department Stores, Inc. (a)......................  1,692,000       71,910,000
                                                                         --------------

DIVERSIFIED CHEMICALS  3.9%
Dow Chemical Co. ..........................................  2,462,000       81,861,500
Du Pont E.I. de Nemours & Co. .............................  1,937,000       93,440,880
                                                                         --------------
                                                                            175,302,380
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  3.5%
Bear Stearns Cos., Inc. ...................................    249,796       14,730,470
Freddie Mac................................................    723,200       50,624,000
Nationwide Financial Services, Inc. .......................     58,900        2,570,985
Stilwell Financial, Inc. ..................................  1,664,400       55,857,264
USA Education, Inc. .......................................    440,200       32,134,600
                                                                         --------------
                                                                            155,917,319
                                                                         --------------
DIVERSIFIED METALS & MINING  0.5%
Freeport-McMoRan Copper & Gold, Inc., Class B (a)..........  2,171,600       23,996,180
                                                                         --------------

ELECTRICAL COMPONENTS & EQUIPMENT  0.4%
Flextronics International Ltd.--ADR (Singapore) (a)........    598,900       15,637,279
                                                                         --------------

ELECTRIC UTILITIES  7.7%
American Electric Power Co., Inc. .........................    280,000       12,927,600
Constellation Energy Group, Inc. ..........................    144,000        6,134,400
Duke Energy Corp. .........................................  1,120,000       43,691,200
Exelon Corp. ..............................................    267,050       17,123,246
IDACORP, Inc. .............................................    147,000        5,127,360
NSTAR......................................................    107,379        4,570,050
OGE Energy Corp. ..........................................    223,000        5,042,030
Public Service Enterprise Group............................    241,000       11,784,900
Reliant Energy, Inc. ......................................  2,698,000       86,902,580

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ELECTRIC UTILITIES (CONTINUED)
ScottishPower PLC--ADR (United Kingdom)....................  1,315,740   $   38,419,608
Southern Co. ..............................................  1,866,000       43,384,500
TXU Corp. .................................................  1,204,000       58,020,760
Xcel Energy, Inc. .........................................    357,000       10,156,650
                                                                         --------------
                                                                            343,284,884
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.9%
Jabil Circuit, Inc. (a)....................................    701,500       21,648,290
KEMET Corp. (a)............................................    463,600        9,183,916
SCI Systems, Inc. (a)......................................    972,500       24,798,750
Solectron Corp. (a)........................................  1,591,530       29,124,999
                                                                         --------------
                                                                             84,755,955
                                                                         --------------
ENVIRONMENTAL SERVICES  1.1%
Waste Management, Inc. ....................................  1,657,350       51,079,527
                                                                         --------------

FOOD RETAIL  1.5%
Kroger Co. (a).............................................  2,695,900       67,397,500
                                                                         --------------

FOREST PRODUCTS  0.8%
Weyerhaeuser Co. ..........................................    665,000       36,555,050
                                                                         --------------

GOLD  0.6%
Barrick Gold Corp. (Canada)................................  1,012,000       15,331,800
Placer Dome, Inc. (Canada).................................  1,274,800       12,493,040
                                                                         --------------
                                                                             27,824,840
                                                                         --------------
HEALTH CARE EQUIPMENT  0.4%
Boston Scientific Corp. (a)................................  1,058,000       17,986,000
                                                                         --------------

HEALTH CARE FACILITIES  0.3%
HCA, Inc. .................................................    304,300       13,751,317
                                                                         --------------

HOUSEHOLD PRODUCTS  1.7%
Kimberly-Clark Corp. ......................................    348,000       19,453,200
Procter & Gamble Co. ......................................    893,250       56,989,350
                                                                         --------------
                                                                             76,442,550
                                                                         --------------
INDUSTRIAL MACHINERY  1.6%
Cognex Corp. (a)...........................................  1,081,450       36,607,082
Ingersoll-Rand Co. ........................................    819,000       33,742,800
                                                                         --------------
                                                                             70,349,882
                                                                         --------------
INSURANCE BROKERS  0.7%
Aon Corp. .................................................    855,600       29,946,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTEGRATED OIL & GAS  7.8%
BP Amoco PLC--ADR (United Kingdom).........................  2,951,538   $  147,134,169
Chevron Corp. .............................................    842,000       76,201,000
Conoco, Inc., Class A......................................  3,526,000       99,433,200
Texaco, Inc. ..............................................    347,000       23,110,200
                                                                         --------------
                                                                            345,878,569
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  7.2%
AT&T Corp. ................................................  4,124,000       90,728,000
Deutsche Telekom AG--ADR (Germany).........................  1,102,000       24,739,900
SBC Communications, Inc. ..................................    446,000       17,866,760
Sprint Corp. ..............................................  6,966,000      148,793,760
Verizon Communications, Inc. ..............................    746,000       39,911,000
                                                                         --------------
                                                                            322,039,420
                                                                         --------------
IT CONSULTING & SERVICES  1.1%
Check Point Software Technologies Ltd.--ADR (Israel) (a)...    468,410       23,687,494
SunGard Data Systems, Inc. (a).............................    850,000       25,508,500
                                                                         --------------
                                                                             49,195,994
                                                                         --------------
LEISURE PRODUCTS  0.2%
Mattel, Inc. (a)...........................................    575,000       10,879,000
                                                                         --------------

LIFE & HEALTH INSURANCE  0.8%
Torchmark Corp. ...........................................    830,200       33,382,342
                                                                         --------------

NETWORKING EQUIPMENT  0.4%
Cisco Systems, Inc. (a)....................................    961,500       17,499,300
                                                                         --------------

OIL & GAS DRILLING  0.5%
Diamond Offshore Drilling, Inc. ...........................    711,890       23,527,964
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  4.6%
Halliburton Co. ...........................................  4,870,100      173,375,560
Schlumberger Ltd. .........................................    627,000       33,011,550
                                                                         --------------
                                                                            206,387,110
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  0.6%
Burlington Resources, Inc. ................................    301,600       12,048,920
Unocal Corp. ..............................................    375,000       12,806,250
                                                                         --------------
                                                                             24,855,170
                                                                         --------------
PACKAGED FOODS  3.0%
ConAgra Foods, Inc. .......................................  2,475,000       49,029,750
Sara Lee Corp. ............................................  4,518,000       85,570,920
                                                                         --------------
                                                                            134,600,670
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PAPER PACKAGING  0.6%
Sealed Air Corp. (a).......................................    774,000   $   28,831,500
                                                                         --------------

PAPER PRODUCTS  3.6%
Boise Cascade Corp. .......................................  1,448,000       50,926,160
International Paper Co. ...................................  3,081,460      110,008,122
                                                                         --------------
                                                                            160,934,282
                                                                         --------------
PHARMACEUTICALS  1.9%
American Home Products Corp. ..............................    532,500       31,119,300
Aventis SA--ADR (France)...................................    146,000       11,663,940
Pharmacia Corp. ...........................................    588,000       27,018,600
Schering-Plough Corp. .....................................    366,000       13,263,840
                                                                         --------------
                                                                             83,065,680
                                                                         --------------
PHOTOGRAPHIC PRODUCTS  0.7%
Eastman Kodak Co. .........................................    657,000       30,668,760
                                                                         --------------

PROPERTY & CASUALTY INSURANCE  4.2%
Allstate Corp. ............................................  1,846,900       81,245,131
AMBAC Financial Group, Inc. ...............................    676,950       39,398,490
Berkshire Hathaway, Inc., Class B (a)......................     15,200       34,960,000
Chubb Corp. ...............................................    258,400       20,007,912
LandAmerica Financial Group, Inc. .........................    298,900        9,519,965
                                                                         --------------
                                                                            185,131,498
                                                                         --------------
RAILROADS  0.9%
Burlington Northern Santa Fe Corp. ........................    513,500       15,492,295
Canadian Pacific Ltd. (Canada).............................    604,350       23,418,563
                                                                         --------------
                                                                             38,910,858
                                                                         --------------
RESTAURANTS  1.7%
McDonald's Corp. ..........................................  1,951,000       52,794,060
Outback Steakhouse, Inc. (a)...............................    722,500       20,808,000
                                                                         --------------
                                                                             73,602,060
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  1.0%
Applied Materials, Inc. (a)................................    143,000        7,021,300
Credence Systems Corp. (a).................................  1,388,800       33,664,512
Novellus Systems, Inc. (a).................................     92,320        5,242,853
                                                                         --------------
                                                                             45,928,665
                                                                         --------------
SEMICONDUCTORS  0.1%
Intel Corp. ...............................................    199,000        5,820,750
                                                                         --------------

SOFT DRINKS  0.5%
Coca Cola Enterprises, Inc. ...............................  1,280,000       20,928,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SPECIALTY CHEMICALS  0.7%
Rohm & Haas Co. ...........................................  1,013,000   $   33,327,700
                                                                         --------------

SPECIALTY STORES  0.6%
Zale Corp. (a).............................................    732,000       24,668,400
                                                                         --------------

STEEL  1.4%
USX-U.S. Steel Group.......................................  3,082,000       62,102,300
                                                                         --------------

SYSTEMS SOFTWARE  0.9%
BMC Software, Inc. (a).....................................    608,200       13,708,828
Microsoft Corp. (a)........................................    374,000       27,302,000
                                                                         --------------
                                                                             41,010,828
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  4.1%
Andrew Corp. (a)...........................................    601,040       11,089,188
Ericsson--ADR (Sweden).....................................  2,076,200       11,253,004
JDS Uniphase Corp. (a).....................................  1,341,960       16,774,500
Motorola, Inc. ............................................  7,575,360      125,447,962
Nokia Corp.--ADR (Finland).................................    854,160       18,825,686
                                                                         --------------
                                                                            183,390,340
                                                                         --------------
TOBACCO  1.4%
Philip Morris Cos., Inc. ..................................  1,204,000       61,103,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  92.8%
  (Cost $3,693,858,086)...............................................    4,135,994,435
                                                                         --------------

SHORT-TERM INVESTMENTS  7.0%
REPURCHASE AGREEMENT  1.2%
UBS Securities ($52,756,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on
  07/02/01 at $52,773,366)............................................       52,756,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  5.8%
Federal Home Loan Mtg Disc Nts ($50,000,000 par, yielding 3.921%,
  07/03/01 maturity)                                                         49,989,111
Federal Home Loan Mtg Disc Nts ($110,000,000 par, yielding 3.926%,
  07/03/01 maturity)                                                        109,976,014
Federal Home Loan Mtg Disc Nts ($100,000,000 par, yielding 3.862%,
  07/17/01 maturity)                                                         99,828,666
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      259,793,791
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL SHORT-TERM INVESTMENTS  7.0%
(Cost $312,549,791)...................................................   $  312,549,791
                                                                         --------------

TOTAL INVESTMENTS  99.8%
  (Cost $4,006,407,877)...............................................    4,448,544,226
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...........................       10,639,224
                                                                         --------------

NET ASSETS  100.0%....................................................   $4,459,183,450
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $4,006,407,877).....................  $4,448,544,226
Cash........................................................       2,558,113
Receivables:
  Fund Shares Sold..........................................      50,049,541
  Investments Sold..........................................      19,140,269
  Dividends.................................................       5,011,359
  Interest..................................................          11,577
Other.......................................................         267,217
                                                              --------------
    Total Assets............................................   4,525,582,302
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      52,560,201
  Fund Shares Repurchased...................................       9,097,929
  Distributor and Affiliates................................       2,513,060
  Investment Advisory Fee...................................       1,496,462
Accrued Expenses............................................         440,395
Trustees' Deferred Compensation and Retirement Plans........         290,805
                                                              --------------
    Total Liabilities.......................................      66,398,852
                                                              --------------
NET ASSETS..................................................  $4,459,183,450
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,817,513,611
Net Unrealized Appreciation.................................     442,136,349
Accumulated Net Realized Gain...............................     196,834,873
Accumulated Undistributed Net Investment Income.............       2,698,617
                                                              --------------
NET ASSETS..................................................  $4,459,183,450
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $3,237,352,133 and 182,499,139 shares of
    beneficial interest issued and outstanding).............  $        17.74
    Maximum sales charge (5.75%* of offering price).........            1.08
                                                              --------------
    Maximum offering price to public........................  $        18.82
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $951,990,510 and 53,700,759 shares of
    beneficial interest issued and outstanding).............  $        17.73
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $269,840,807 and 15,216,776 shares of
    beneficial interest issued and outstanding).............  $        17.73
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $393,192)....  $ 33,134,838
Interest....................................................    10,524,376
                                                              ------------
    Total Income............................................    43,659,214
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,906,335
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,356,341, $3,372,077 and $873,954,
  respectively).............................................     7,602,372
Shareholder Services........................................     2,402,713
Custody.....................................................       109,057
Legal.......................................................        51,405
Trustees' Fees and Related Expenses.........................        23,680
Other.......................................................       711,616
                                                              ------------
    Total Expenses..........................................    18,807,178
    Less Credits Earned on Cash Balances....................        11,245
                                                              ------------
    Net Expenses............................................    18,795,933
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 24,863,281
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $286,673,603
  Futures...................................................   (57,010,350)
  Foreign Currency Transactions.............................        19,848
                                                              ------------
Net Realized Gain...........................................   229,683,101
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   500,755,048
  End of the Period.........................................   442,136,349
                                                              ------------
Net Unrealized Depreciation During the Period...............   (58,618,699)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $171,064,402
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $195,927,683
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   24,863,281      $   46,659,926
Net Realized Gain.................................     229,683,101         228,675,398
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (58,618,699)        442,106,665
                                                    --------------      --------------
Change in Net Assets from Operations..............     195,927,683         717,441,989
                                                    --------------      --------------

Distributions from Net Investment Income:
  Class A Shares..................................     (21,258,190)        (40,102,738)
  Class B Shares..................................      (2,869,934)         (4,783,504)
  Class C Shares..................................        (771,247)         (1,058,169)
                                                    --------------      --------------
                                                       (24,899,371)        (45,944,411)
                                                    --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares..................................     (49,259,791)       (214,106,955)
  Class B Shares..................................     (11,260,395)        (40,968,588)
  Class C Shares..................................      (2,892,355)         (9,142,211)
                                                    --------------      --------------
                                                       (63,412,541)       (264,217,754)
                                                    --------------      --------------
Total Distributions...............................     (88,311,912)       (310,162,165)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     107,615,771         407,279,824
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................   1,490,701,402         914,871,041
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      77,246,649         283,333,193
Cost of Shares Repurchased........................    (348,603,142)       (689,263,317)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................   1,219,344,909         508,940,917
                                                    --------------      --------------
TOTAL INCREASE IN NET ASSETS......................   1,326,960,680         916,220,741
NET ASSETS:
Beginning of the Period...........................   3,132,222,770       2,216,002,029
                                                    --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,698,617 and $2,734,707, respectively)........  $4,459,183,450      $3,132,222,770
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                    YEAR ENDED DECEMBER 31,
CLASS A SHARES               JUNE 30,    ----------------------------------------------------
                               2001        2000       1999       1998       1997       1996
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  17.23    $  14.80   $  16.39   $  16.20   $  14.78   $  14.54
                             --------    --------   --------   --------   --------   --------
  Net Investment Income....       .13         .31        .24        .27        .27        .26
  Net Realized and
    Unrealized Gain........       .82        4.08        .11       2.87       3.97       2.83
                             --------    --------   --------   --------   --------   --------
Total from Investment
  Operations...............       .95        4.39        .35       3.14       4.24       3.09
                             --------    --------   --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income......       .13         .31        .29        .28        .25        .26
  Distributions from Net
    Realized Gain..........       .31        1.65       1.65       2.67       2.57       2.59
                             --------    --------   --------   --------   --------   --------
Total Distributions........       .44        1.96       1.94       2.95       2.82       2.85
                             --------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  17.74    $  17.23   $  14.80   $  16.39   $  16.20   $  14.78
                             ========    ========   ========   ========   ========   ========

Total Return (a)...........     5.68%*     31.91%      2.39%     20.12%     29.92%     22.34%
Net Assets at End of the
  Period (In millions).....  $3,237.4    $2,507.4   $1,801.3   $1,752.4   $1,518.7   $1,240.9
Ratio of Expenses to
  Average Net Assets (b)...      .85%        .93%       .89%       .91%       .94%      1.00%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............     1.54%       2.10%      1.73%      1.59%      1.71%      1.71%
Portfolio Turnover.........       42%*        89%        72%       102%       114%       176%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                  YEAR ENDED DECEMBER 31,
CLASS B SHARES               JUNE 30,     ----------------------------------------------
                               2001        2000      1999      1998      1997      1996
                            ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $17.23      $14.78    $16.38    $16.21    $14.80    $14.56
                              ------      ------    ------    ------    ------    ------
  Net Investment Income....      .06         .19       .12       .13       .15       .14
  Net Realized and
    Unrealized Gain........      .82        4.10       .10      2.87      3.96      2.83
                              ------      ------    ------    ------    ------    ------
Total from Investment
  Operations...............      .88        4.29       .22      3.00      4.11      2.97
                              ------      ------    ------    ------    ------    ------
Less:
  Distributions from Net
    Investment Income......      .07         .19       .17       .16       .13       .14
  Distributions from Net
    Realized Gain..........      .31        1.65      1.65      2.67      2.57      2.59
                              ------      ------    ------    ------    ------    ------
Total Distributions........      .38        1.84      1.82      2.83      2.70      2.73
                              ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $17.73      $17.23    $14.78    $16.38    $16.21    $14.80
                              ======      ======    ======    ======    ======    ======

Total Return (a)...........    5.25%*     31.06%     1.57%    19.13%    28.88%    21.39%
Net Assets at End of the
  Period (In millions).....   $952.0      $505.9    $319.6    $204.7    $123.1    $ 75.4
Ratio of Expenses to
  Average Net Assets (b)...    1.62%       1.70%     1.66%     1.70%     1.74%     1.80%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............     .76%       1.32%     1.00%      .79%      .92%      .91%
Portfolio Turnover.........      42%*        89%       72%      102%      114%      176%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                  YEAR ENDED DECEMBER 31,
CLASS C SHARES               JUNE 30,     ----------------------------------------------
                             2001(C)       2000      1999      1998      1997      1996
                            ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $17.23      $14.79    $16.38    $16.21    $14.80    $14.56
                              ------      ------    ------    ------    ------    ------
  Net Investment Income....      .06         .19       .13       .12       .15       .15
  Net Realized and
    Unrealized Gain........      .82        4.09       .09      2.88      3.96      2.82
                              ------      ------    ------    ------    ------    ------
Total from Investment
  Operations...............      .88        4.28       .22      3.00      4.11      2.97
                              ------      ------    ------    ------    ------    ------
Less:
  Distributions from Net
    Investment Income......      .07         .19       .17       .16       .13       .14
  Distributions from Net
    Realized Gain..........      .31        1.65      1.64      2.67      2.57      2.59
                              ------      ------    ------    ------    ------    ------
Total Distributions........      .38        1.84      1.81      2.83      2.70      2.73
                              ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................   $17.73      $17.23    $14.79    $16.38    $16.21    $14.80
                              ======      ======    ======    ======    ======    ======

Total Return (a)...........    5.25%*     30.97%     1.64%    19.13%    28.89%    21.38%
Net Assets at End of the
  Period (In millions).....   $269.8      $118.9    $ 95.1    $ 49.9    $ 10.9    $  5.8
Ratio of Expenses to
  Average Net Assets (b)...    1.61%       1.69%     1.66%     1.71%     1.74%     1.80%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............     .76%       1.34%     1.00%      .78%      .92%      .92%
Portfolio Turnover.........      42%*        89%       72%      102%      114%      176%

 * Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $4,027,859,494, the aggregate gross unrealized appreciation is $475,445,856 and the aggregate gross unrealized depreciation is $54,761,124, resulting in net unrealized appreciation on long- and short-term investments of $420,684,732.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $11,245 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $51,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $92,300 representing Van Kampen Investment Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $1,995,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $188,331 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2001, the Fund paid brokerage commissions to Morgan Stanley DW, Inc., an affiliate of Van Kampen, totalling $429,849.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $2,656,046,084, $896,088,918 and
$265,378,609 for Classes A, B, and C, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   48,228,130    $  844,148,134
  Class B..............................................   27,884,533       487,974,635
  Class C..............................................    9,038,404       158,578,633
                                                         -----------    --------------
Total Sales............................................   85,151,067    $1,490,701,402
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    3,734,011    $   61,108,490
  Class B..............................................      803,601        13,095,486
  Class C..............................................      186,506         3,042,673
                                                         -----------    --------------
Total Dividend Reinvestment............................    4,724,118    $   77,246,649
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (14,971,011)   $ (258,188,143)
  Class B..............................................   (4,353,778)      (74,787,571)
  Class C..............................................     (907,914)      (15,627,428)
                                                         -----------    --------------
Total Repurchases......................................  (20,232,703)   $ (348,603,142)
                                                         ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $2,008,977,603, $469,806,368 and
$119,384,731 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   41,463,234    $ 625,074,628
  Class B...............................................   13,963,858      212,011,594
  Class C...............................................    5,115,621       77,784,819
                                                          -----------    -------------
Total Sales.............................................   60,542,713    $ 914,871,041
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   15,092,127    $ 231,819,936
  Class B...............................................    2,773,369       42,840,995
  Class C...............................................      559,573        8,672,262
                                                          -----------    -------------
Total Dividend Reinvestment.............................   18,425,069    $ 283,333,193
                                                          ===========    =============
Repurchases:
  Class A...............................................  (32,735,083)   $(481,375,589)
  Class B...............................................   (8,991,873)    (132,547,291)
  Class C...............................................   (5,205,518)     (75,340,437)
                                                          -----------    -------------
Total Repurchases.......................................  (46,932,474)   $(689,263,317)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2001 and the year ended December 31, 2000, 654,603 and 1,086,471 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001 and the year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                  CHARGE AS A
                                                                 PERCENTAGE OF
                                                                 DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                              --------------------
YEAR OF REDEMPTION                                            CLASS B      CLASS C
First.......................................................   5.00%        1.00%
Second......................................................   4.00%         None
Third.......................................................   3.00%         None
Fourth......................................................   2.50%         None
Fifth.......................................................   1.50%         None
Sixth and Thereafter........................................    None         None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,870,400 and CDSC on redeemed shares of Classes B and C of approximately $591,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,402,635,611 and $1,394,891,660, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        -0-
Futures Opened..............................................      3,946
Futures Closed..............................................     (3,946)
                                                                 ------
Outstanding at June 30, 2001................................        -0-
                                                                 ======

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $3,300,000 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $149,100.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
13, 113, 213                                                     3531H01-AP-8/01
COM SAR 8/01